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                                                                   EXHIBIT 10.43

                                  GUARANTY
                                  --------


                                  RECITALS
                                  --------

     1. On or about August 27, 1998, JAMES L. and NANCY J. BILDNER entered into a written Promissory Note in favor of NATIONSBANK, N.A. in the principal sum of TWO MILLION THREE HUNDRED AND TEN THOUSAND DOLLARS ($2,310,000.00).

     2.  Said Promissory Note was secured by:

         a.) A Deed of Trust dated August 27, 1998 on real property located at scenic Road 6 SW of Ocean, Carmel, CA 93921 in which NATIONSBANK, N.A. is named as the Beneficiary; and

         b.) A Pledge Agreement pledging certain shares of Tier Technologies, Inc., a California corporation held in Account No. 209-71082 at NationsBanc Montgomery Securities, LLC, the fair market value of which is required to remain in excess of $2,310,000.00.

     3. In consideration of NATIONSBANK, N.A. terminating the Pledge Agreement in number 2(b) above, including its Power of Sale clause, the undersigned hereinafter called "Guarantor", in recognition of the importance of JAMES L. BILDNER as a key employee of the Guarantor, agrees as follows:

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     FOR VALUABLE CONSIDERATION, Guarantor guarantees and promises to pay to
NATIONSBANK, N.A. (hereinafter called "Obligee"), on order or demand, in lawful money of the United States, up to and including One Million Dollars ($1,000,000) of the indebtedness of JAMES L. BILDNER and NANCY J. BILDNER (hereinafter called collectively "Borrower"), arising or existing under that certain Promissory Note dated AUGUST 27, 1998, a copy of which is attached hereto, marked Exhibit A and by this reference made a part hereof as though set forth in full and that certain Deed of Trust between JAMES L. BILDNER and Obligee dated AUGUST 27, 1998, (hereinafter collectively called the "Obligation"), a copy of which is attached hereto, marked Exhibit B. Guarantor hereby acknowledges receipt of unsigned copies of the Obligation to Obligee.

     The word "indebtedness" is used herein in its most comprehensive sense subject to the limitation of liability of ONE MILLION DOLLARS ($1,000,000) and whether recovery upon such indebtedness may be or hereafter become barred by any statute or limitations, or whether such indebtedness may be or hereafter become otherwise unenforceable.

     The Guarantor shall be entitled to a sixty (60) day period in which to cure any default of Borrower. During any

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such period, Guarantor shall have an unconditional right to cure any default.
Guarantor's payment of any sums in default, without regard to acceleration provisions, shall cure any payment default and allow the note to continue in effect as if no default had occurred. However, Guarantor shall be limited in its ability to cure defaults to a total number of five times over the life of the loan and to no more than two times in any one year. If a payment is made by Guarantor on behalf of Borrower pursuant to the terms of the Promissory Note and said payment is timely, it shall not be considered a default. Additionally, any payments made by Borrower or others on principal due and owing shall reduce the guaranteed amount ($1,000,000) accordingly. Notwithstanding the foregoing, once the principal amount of the obligation is reduced to One Million Three Hundred Ten Thousand Dollars ($1,310,000), this Guaranty shall be automatically revoked.

     The obligations hereunder are joint and several, and independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or whether Borrower is joined in any such action or actions; and

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Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof.

     1.  INDEMNITY.  In addition to the payment of expenses pursuant to
         ---------
Paragraph entitled "Expenses" on Page 6, Guarantor agrees to indemnify, defend, exonerate, pay and hold Obligee and the officers, directors, employees and agents of Obligee (the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, causes of action, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel to Obligee and reasonable expert witness fees and disbursements) for such Indemnitees in Connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto, that may be imposed on, incurred by or asserted against such Indemnitee, in any manner relating to or arising out of or in connection with this Guaranty (the "Indemnified Liabilities"). Notwithstanding the foregoing, Indemnified Liabilities shall not include liabilities, obligations, losses, damages, penalties, actions, causes of action, judgments, suits, claims, costs, expenses and disbursements to the extent caused by or

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resulting from the gross negligence or willful misconduct of such Indemnitee.

     2.  NOTICE.  Each Indemnitee will promptly notify Guarantor of each event
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of which it has knowledge that may give rise to a claim under section 1.

     3.  DEFENSE OF ACTIONS. If any investigative, judicial or administrative
         ------------------
proceeding arising in connection with any of the Indemnified Liabilities is brought against any Indemnitee indemnified or intended to be indemnified pursuant to Section 1, Guarantor, to the extent and in the manner directed by the Indemnitee or intended Indemnitee, will resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel designated by Indemnitees (which counsel shall be satisfactory to the Guarantor). Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Guarantor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

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     4.  CONSENTS BY GUARANTOR.  Guarantor authorizes Obligee, without notice or
         ---------------------
demand and without affecting its liability hereunder, from time to time to (a) renew, compromise, extend, accelerate (acceleration shall be subject to Guarantor's right to cure a default as set forth on page 3 above) or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof, including increase or decrease of the rate of interest therein; (b) take and hold security for the payment of the indebtedness guaranteed, and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Obligee in its discretion may determine; and (d) release or substitute any one or more of the endorsers or guarantors. Obligee may without notice assign this Guaranty in whole or in part.

     Guarantor waives any right to require Obligee to (a) proceed against Borrower; (b) proceed against or exhaust any security held from Borrower; or (c) pursue any other remedy in Obligee's power whatsoever. Guarantor waives any defense arising by reason of the cessation from any cause whatsoever of the liability of Borrower. Until all indebtedness of Borrower to Obligee shall have been paid in full, Guarantor shall have no right of subrogation, and waives any right to

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enforce any remedy which Obligee now has or may hereafter have against Borrower, and waives any benefit of, and any right to participate in any security now or hereafter held by Obligee. Guarantor waives all presentments, demands for performance, notices and non-performance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness.

     5.  WAIVER OF DEFENSES OF CALIFORNIA CODE OF CIVIL PROCEDURE
         --------------------------------------------------------

SECTION 580(d).  GUARANTOR SHALL BE LIABLE TO OBLIGEE FOR ANY DEFICIENCY
--------------
RESULTING FROM THE EXERCISE BY IT OF ANY SUCH REMEDY, EVEN THOUGH ANY RIGHTS WHICH GUARANTOR MAY HAVE AGAINST OTHERS MIGHT BE DESTROYED. GUARANTOR UNDERSTANDS THAT IF OBLIGEE SELECTS NON-JUDICIAL FORECLOSURE, IT WILL HAVE A DEFENSE TO A DEFICIENCY JUDGMENT AND IT IS THAT DEFENSE WHICH THE GUARANTOR SPECIFICALLY HEREBY WAIVES. GUARANTOR SPECIFICALLY WAIVES THE "GRADSKY DEFENSE" AND ANY OTHER DEFENSES IT MAY BE ENTITLED TO PURSUANT TO CALIFORNIA CODE OF
                                                                    -------
CIVIL PROCEDURE SECTIONS 580a, 580b, 580d AND 726. GUARANTOR WAIVES ANY RIGHT TO
---------------
REQUIRE OBLIGEE TO (A) PROCEED AGAINST BORROWER; (B) PROCEED AGAINST OR EXHAUST ANY SECURITY HELD FROM BORROWER; OR (C) PURSUE ANY OTHER REMEDY IN OBLIGEE'S POWER WHATSOEVER.

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     GUARANTOR, PURSUANT TO CALIFORNIA CIVIL CODE SECTION 2856,
                                       ----------

". . . WAIVES ALL RIGHTS AND DEFENSES THAT THE GUARANTOR MAY HAVE BECAUSE THE DEBTOR'S DEBT IS SECURED BY REAL PROPERTY. THIS MEANS, AMONG OTHER THINGS:

     (1) THE CREDITOR MAY COLLECT FROM THE GUARANTOR WITHOUT FIRST FORECLOSING ON ANY REAL OR PERSONAL PROPERTY COLLATERAL PLEDGED BY THE DEBTOR.

     (2) IF THE CREDITOR FORECLOSES ON ANY REAL PROPERTY COLLATERAL PLEDGED BY THE DEBTOR:

     (A) THE AMOUNT OF THE DEBT MAY BE REDUCED ONLY BY THE PRICE FOR WHICH THAT COLLATERAL IS SOLD AT THE FORECLOSURE SALE, EVEN IF THE COLLATERAL IS WORTH MORE THAN THE SALE PRICE.

     (B) THE CREDITOR MAY COLLECT FROM THE GUARANTOR EVEN IF THE CREDITOR, BY FORECLOSING ON THE REAL PROPERTY COLLATERAL, HAS DESTROYED ANY RIGHT THE GUARANTOR MAY HAVE TO COLLECT FROM THE DEBTOR.

     THIS IS AN UNCONDITIONAL AND IRREVOCABLE WAIVER OF ANY RIGHTS AND DEFENSES THE GUARANTOR MAY HAVE BECAUSE THE DEBTOR'S DEBT IS SECURED BY REAL PROPERTY. THESE RIGHTS AND DEFENSES INCLUDE, BUT ARE NOT LIMITED TO, ANY RIGHTS OR DEFENSES BASED UPON SECTION 580a, 580b, 580d, OR 726 OF THE CODE OF
                                                                      -------
CIVIL PROCEDURE.
---------------

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     (C) WITHOUT LIMITING ANY RIGHTS OF THE CREDITOR OR ANY GUARANTOR OR OTHER
SURETY TO USE ANY OTHER LANGUAGE TO EXPRESS AN INTENT TO WAIVE ALL RIGHTS AND DEFENSES OF THE SURETY BY REASON OF ANY ELECTION OF REMEDIES BY THE CREDITOR, THE FOLLOWING PROVISION SHALL BE EFFECTIVE TO WAIVE ALL RIGHTS AND DEFENSES
THE GUARANTOR OR OTHER SURETY MAY HAVE IN RESPECT OF HIS OR HER OBLIGATIONS AS A SURETY BY REASON OF AN ELECTION OF REMEDIES BY THE CREDITOR:

     THE GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY THE CREDITOR, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NON-JUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTEED OBLIGATION, HAS DESTROYED THE GUARANTOR'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE PRINCIPAL BY THE OPERATION OF SECTION 580d OF THE CODE OF CIVIL PROCEDURE
                                                      -----------------------
OR OTHERWISE."

     6.  EXPENSES. Guarantor agrees to pay all attorneys' fees and all other
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costs and out-of-pocket expenses which may be incurred by Obligee in the enforcement or collection of this Guaranty and the Guaranteed Obligation, whether or not suit is filed.

     7.  INTEREST. All amounts required to be paid to Obligee by Guarantor
         --------
pursuant to the provisions of this Guaranty shall bear interest from and including the date

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upon which such amounts are due, to and excluding the date of payment thereof, at the rate of ten (10%) percent per annum. All payments of such amounts by Guarantor shall include any such accrued interest.

     8.  HEADINGS.  The Section and other headings contained in this Guaranty
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are for reference purposes only and shall not affect in any way the meaning or interpretation of this Guaranty.

     9.  GOVERNING LAW.  The validity, construction and performance of this
         -------------
Guaranty shall be governed by the laws, without regard to the laws as to choice or conflict of laws, of the State of California.

     10.  ENTIRE AGREEMENT.  This Guaranty embodies the entire agreement and
          ----------------
understanding between the parties pertaining to the subject matter of this Guaranty, and supersedes all prior agreements, understandings, negotiations, representations and discussions, whether verbal or written, of the parties, pertaining to that subject matter.

     11.  ASSIGNMENT. Neither this Guaranty nor any rights under this Guaranty
          ----------
may be assigned by Guarantor without the prior written consent of Obligee.

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     12.  BINDING EFFECT. The provisions of this Guaranty shall bind and inure
          --------------
to the benefit of the parties hereto and their respective successors and permitted assigns.

     13.  PARTIES IN INTEREST. Nothing in this Guaranty, expressed or implied,
          -------------------
is intended to confer on any person or entity other than the parties any right or remedy under or by reason of this Guaranty.

     14.  NOTICES.  Any notice or communication required or permitted by this
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guaranty shall be deemed sufficiently given in writing and, if delivered personally, when it is delivered or if deposited with the U.S. Postal Service, postage prepaid, and addressed to the party to receive it at the address set forth below 48 hours after such deposit as registered or certified mail.



        To Obligee:                     NationsBank, N.A.
                                        Attention: Frank Drury
                                        600 Montgomery St., 37th Fl.
                                        San Francisco, CA 94111

        With copy to:                   Peter A. Hass, Esq.
                                        Watson, Hoffe & Hass
                                        3700 Barrett Avenue
                                        P. 0. Box 5001
                                        Richmond, CA 94805-2297

        To Guarantor:                   Bruce Deming, Esq.
                                        Tier Technologies, Inc.
                                        1350 Treat Blvd., Ste. 250
                                        Walnut Creek, CA 94596

        To Borrower:                    James L. and Nancy J. Bildner
                                        5 Boardman Avenue
                                        Manchester, MA 01944

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     15.  AMENDMENT AND WAIVER.  This Guaranty may be amended, modified or
          --------------------
supplemented only by a writing executed by each of the parties. Any party may in writing waive any provisions of this Guaranty to the extent such provision is for the benefit of the waiving party. No action taken pursuant to this Guaranty, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by that party of its or any other party's compliance with any representations or warranties or with any provisions of this Guaranty. No waiver by any party of a breach of any provision of this Guaranty shall be construed as a waiver of any subsequent or different breach, and no forbearance by a party to seek a remedy for noncompliance or breach by another party shall be construed as a waiver of any right or remedy with respect to such noncompliance or breach.

     16.  VENUE, JURISDICTION AND PROCESS. The parties agree that any suit,
          -------------------------------
action or proceeding arising out of or relating to this Guaranty, or the interpretation, performance (or breach of this Guaranty, shall be instituted in any court of the State of California located in Monterey County, and each party irrevocably submits to the jurisdiction of those courts and waives any and all objections to jurisdiction or

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venue that it may have under the laws of the State of California or otherwise in those courts in any such suit, action or proceeding.

     17.  PROMPT ACTION.  Time is of the essence with respect to each provision
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of this Guaranty.

     18.  SEVERABILITY. The invalidity or unenforceability of any particular
          ------------
provision of this Guaranty shall not affect the other provisions, and this Guaranty shall be construed in all respects as if any invalid or unenforceable provision were omitted.

     19.  FURTHER ACTION.  Each party agrees to perform any further acts and to
          --------------
execute and deliver any other documents which may be reasonably necessary to effect the provisions of this Guaranty.

     20.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  All representations and
          ------------------------------------------
warranties of guarantor contained in this Guaranty shall survive the execution and delivery of this Guaranty and shall continue until any and all Guaranteed

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Obligation has been fully paid, performed and discharged in full.

     IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty this 22 day of December, 1998.


GUARANTOR:


TIER TECHNOLOGIES, INC.,
a California corporation


BY:   /s/ James L. Bildner                       BY:   /s/ George K. Ross
      --------------------------                       --------------------
      JAMES L. BILDNER, CHAIRMAN                       GEORGE K. ROSS, EXEC.
      OF THE BOARD AND CHIEF                           VICE PRESIDENT AND
      EXECUTIVE OFFICER                                CHIEF FIN. OFFICER

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